EXHIBIT 32


      Certification of Chief Executive Officer and Chief Financial Officer
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the accompanying Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Report") of Swift Energy Company ("Swift") as filed with the Securities and Exchange Commission on March 26, 2003, the undersigned, in his capacity as an officer of Swift, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Swift.


Dated:  March 26, 2003                   /s/ Alton D. Heckaman, Jr.
                                         -----------------------------------
                                         Alton D. Heckaman, Jr.
                                         Senior Vice President-Finance and
                                         Chief Financial Officer


Dated:  March 26, 2003                   /s/ Terry E. Swift
                                         -----------------------------------
                                         Terry E. Swift
                                         President and Chief Executive Officer